UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

AT&T Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ANHAPMPBOK ALGPHJFOGK DDLLLLDLLL 9800 MMMMMMMMMMMM + C 1234567890 000001 MMMMMMM ADAM SAMPLE DESIGNATION (IF ANY) ADD 1 YOUR VOTE IS ADD 2 ADD 3 IMPORTANT ADD 4 MMMMMMMMM ADD 5 Votes submitted electronically ADD 6 must be received before the polls close on May 19, 2022. TO AND VOTE ACCESS ONLINE    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS THE MEETING DOCUMENTS Important Notice Regarding the Availability of Proxy Materials for the Use your mobile Stockholder Meeting to Be Held on May 19, 2022 device to scan the QR code or go to www. PLEASE REVIEW THE MEETING MATERIALS envisionreports.com/att to vote your shares This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual meeting of stockholders are available on the Internet. The items to be voted on and meeting details are on the reverse side. The proxy statement and annual report to stockholders are available at    1234 5678 9012 345 www.envisionreports.com/att. To access the virtual ATTEND meeting, you must the virtual meeting on enter the number in May 19, 2022 at 3:00 p.m. the blue box above. Central time at https:// meetnow.global/ATT2022. 2 NOT COY + 03KODS

MEETING DETAILS The Annual Meeting of Stockholders of AT&T Inc. will be held virtually at 3:00 p.m. Central time on Thursday, May 19, 2022 at https://meetnow.global/ATT2022. Holders of AT&T Inc. common stock of record at the close of business on March 21, 2022, are entitled to vote at the meeting and any adjournment of the meeting. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommends a vote FOR Items 1-3. 1. Election of Directors: 01 – Samuel A. Di Piazza, Jr. 02 – Scott T. Ford 03 – Glenn H. Hutchins 04 – William E. Kennard 05 – Debra L. Lee 06 – Stephen J. Luczo 07 – Michael B. McCallister 08 – Beth E. Mooney 09 – Matthew K. Rose 10 – John T. Stankey 11 – Cynthia B. Taylor 12 – Luis A. Ubiñas 13 – Geoffrey Y. Yang 2. Ratification of the appointment of independent auditors 3. Advisory approval of executive compensation The Board of Directors recommends a vote AGAINST Items 4-7. 4. Improve executive compensation program 5. Independent board chairman 6. Political congruency report 7. Civil rights and non-discrimination audit ORDER MATERIALS If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request by using one of the methods listed below at least 10 days prior to the meeting to facilitate timely delivery. You will need the number in the blue box on the reverse side. REQUEST VIA: Internet    Phone    Email www.envisionreports.com/att 1-866-641-4276 investorvote@computershare.com YOUR EMAIL REQUEST MUST INCLUDE: • “Proxy Materials AT&T Inc.” in the subject line • Your full name and address • The number in the blue box on the reverse side • Statement that you want a paper copy of the meeting materials PLEASE NOTE: YOU CANNOT VOTE BY RETURNING THIS NOTICE To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the virtual meeting, visit https://meetnow.global/ATT2022 and follow the prompts. SAVE PAPER AND TIME To receive future proxy materials and other documents electronically, go to www.envisionreports.com/att.